UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2016

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 5, 2016, Almost Family, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement dated as of December 5, 2016 with JPMorgan Chase Bank, N.A., as Administrative Agent, and other lenders (the “Credit Agreement”).  The Credit Agreement provides a revolving credit facility, pursuant to which up to $225.0 million is available on and after December 5, 2016, and up to $350 million is available on and after the closing of the Company’s acquisition of 80% of the membership interests in Community Health United Home Care, LLC (which is expected to be funded in the fourth quarter 2016), which proposed acquisition is described more fully in the Company’s Current Report on Form 8-K dated October 14, 2016.   The Credit Agreement includes an accordion feature providing that up to $150.0 million of additional borrowings may be available upon our further request and approval by a lender or lenders willing to extend such borrowings.  Borrowings (other than letters of credit) under the revolving credit facility generally will bear interest at a varying rate equal to the London Interbank Offered Rate (LIBOR) plus a margin which varies from 1.50% to 2.75%, depending on our leverage ratio.  The revolving credit facility is secured by substantially all our assets and the assets and stock of our subsidiaries pursuant to an Amended and Restated Pledge Agreement and an Amended and Restated Security Agreement, both dated as of December 5, 2016. Our subsidiaries have also guaranteed the revolving credit facility pursuant to an Amended and Restated Guaranty dated as of December 5, 2016.  The revolving credit facility has a maturity date of December 5, 2021.

Borrowings under the revolving credit facility are subject to various covenants, including a maximum leverage ratio for all calculation dates ending on or before December 31, 2017, of 4.0 times earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”) plus “Acquired EBITDA” from pro-forma acquisitions as defined.  The maximum leverage ratio steps down, to a maximum leverage ratio of 3.75 times EBITDA plus Acquired EBITDA for calculation dates after December 31, 2017, and on or before June 30, 2018, and to a maximum leverage ratio of 3.5 times EBITDA plus Acquired EBITDA for calculation dates on and after September 30, 2018.  Borrowings under the revolving credit facility may be used for general corporate purposes, including acquisitions.

A portion of the proceeds of the Revolving Credit Facility were used to repay all the outstanding obligations under our prior Credit Agreement, dated as of December 2, 2010 among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent.

There are no material relationships between the Company or its affiliates and any of the lenders, other than as described above.

The foregoing descriptions of the Credit Agreement, the Amended and Restated Pledge Agreement, the Amended and Restated Security Agreement and the Amended and Restated Guaranty do not purport to be complete and are qualified in their entirety by reference to the full copies of those agreements which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated in this Item 2.03 by reference.

Item 7.01                                           Regulation FD Disclosure.

On December 6, 2016, the Company issued a press release announcing the execution of the Credit Agreement and other matters.  A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “believe,” “estimate,” “project,” “anticipate,” “continue,” or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company’s current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company’s actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: the satisfaction of the conditions precedent to the consummation of the Community Health United Home Care, LLC proposed transaction, including, without limitation, the receipt of regulatory approvals or third party consents on the terms desired or anticipated; disruptions of the Company’s and Community Health United Home Care, LLC’s current plans, operations and relationships caused by the announcement and pendency of the proposed transaction; the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to achieve expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; the ability of the Company to integrate, manage and keep secure our information systems; changes in the marketplace and regulatory environment for Health Risk Assessments and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company’s financial performance, refer to the Company’s various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the fiscal year ended January 1, 2016, in particular information under the headings “Special Caution Regarding Forward-Looking Statements” and “Risk Factors.”  The Company undertakes no obligation to update or revise its forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

10.1	Amended and Restated Credit Agreement dated as of December 5, 2016.

10.2	Amended and Restated Guaranty dated as of December 5, 2016.

10.3	Amended and Restated Pledge Agreement dated as of December 5, 2016.

10.4	Amended and Restated Security Agreement dated as of December 5, 2016.

99.1	Press Release dated December 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date December 7, 2016	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Credit Agreement dated as of December 5, 2016.

10.2	Amended and Restated Guaranty dated as of December 5, 2016.

10.3	Amended and Restated Pledge Agreement dated as of December 5, 2016.

10.4	Amended and Restated Security Agreement dated as of December 5, 2016.

99.1	Press Release dated December 6, 2016.